ANNUAL REPORT
                                 MARCH 31, 1997

                                     (LOGO)

                              NOTICE TO INVESTORS

                      Shares of the First Omaha Funds are:

                                NOT FDIC INSURED
                                 MAY LOSE VALUE
                               NO BANK GUARANTEE

The U.S. Government Obligations Fund is not insured or guaranteed by the U.S. government, nor can there can be any assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

The First Omaha Funds are distributed by Sunstone Distribution Services, LLC.


                                             FIRST OMAHA FUNDS - ANNUAL REPORT

                                                                    April 1997
Dear SHAREHOLDER:

We are pleased to provide you with the First Omaha Family of Funds' Annual Report for the period ended March 31, 1997. In it you will be given helpful information regarding your investment, its performance and its management. Also, our portfolio managers have given their observations on the stock and bond markets. Please read this Annual Report carefully and retain it with your Prospectus for future reference.

Once again, thank you for your investment in the First Omaha Family of Funds.

THE STOCK MARKET OUTLOOK
------------------------
The stock market, as measured by the Standard & Poor's Composite 500 ("S&P 500"), rewarded investors with another excellent return in 1996. The total return for 1996 was 23% which followed a total return of nearly 38% in 1995. The performance in 1995 was the highest annual return since 1958, and the combined return of 1995 and 1996 was the second highest two-year return since World War
II. In addition, there has been no correction of 10% or more since 1990.

While the market return was very good in 1996, it was dominated by a few large cap* stocks. Seven stocks among the 50 largest in the S&P 500 increased in value by more than 50%. These seven stocks added 3.2% to the market's price return, and all seven were either technology or bank stocks. The strong performance of the S&P 500 over the past two years, in conjunction with what appears to be a narrowing focus, may suggest some speculative excess in the market.

The S&P 500 got off to a strong start in 1997 as well. At its peak, the S&P 500's total return was over 10%. However, in March the S&P 500 gave up much of its return from January and February, finishing the quarter with a 2.7% total return. The weakening of the market may have been, in part, a result of Federal Reserve Board Chairman Greenspan's testimony to Congress on February 26. Chairman Greenspan seemed to indicate that inflation continues to be under control but that a preemptive strike against inflation was possible.

* CAP is an abbreviation for capitalization which represents the value of a company as determined by the stock price multiplied by the number of outstanding shares.

As we have discussed in previous letters, the strong market performance over the past several years has resulted in valuations that now surpass historical peaks. For example, dividend yields are at an all-time low. The price to book value ratio looks extremely high relative to historical norms. Price/earnings ratios also are at historically high levels and prospects for lower interest rates pushing them even higher are somewhat limited. As a result, the quality and sustainability of corporate profitability will clearly be a significant factor going forward.

Profit margins are at the highest levels since 1970. There are a number of reasons why profitability is so high and some are more sustainable than others. Cost-cutting efforts and benefits from technology will have positive, long-term benefits. Factors that are suspect include interest rates and a strengthening dollar. While we do not anticipate material increases in interest rates, the potential for further declines has clearly diminished. In addition, the dollar has strengthened some recently which may impact the competitive position of U.S. corporations worldwide. The dollar is still, on a trade-weighted basis, well below the levels of the early 1980s. Further strength could impact corporate profits negatively.

The prospects for the equity markets going forward defy prediction, as is usually the case. However, we do not put a high probability on corporate profitability levels increasing materially from current levels. High valuation levels in conjunction with peaking profitability presents a challenging environment where the risk/reward trade-off of most stocks is not attractive. In addition, some market analysts believe that the Fed, based on Chairman Greenspan's comments, may raise fed fund rates periodically if the equity markets rise too rapidly. This, in effect, would put a ceiling on near-term equity market performance. As a result, we believe that a conservative posture continues to be the prudent approach.


FIRST OMAHA SMALL CAP VALUE FUND
--------------------------------
The First Omaha Small Cap Value Fund's inception date was June 10, 1996; therefore, March 31, 1997, the fiscal year-end, represents the Fund's first nine months of operations. The small cap stocks, as a group, had performed exceptionally well for several years. Last July, however, the group experienced a sharp correction, and has since lagged the large cap markets. In fact, we have seen the development of a two-tiered market as it regards investment performance. During the latter half of 1996, money literally poured into the mutual fund industry, and most of these dollars were directed toward large cap investing. Obviously, because of greater liquidity in the large cap markets, large caps are easier to buy and sell. As for the small cap markets, however, it does not take much buying to push a small cap stock's price higher, or much selling to drop its price significantly. This lack of liquidity adversely affected any potential price performance or price advantage, consequently creating a natural market bias against small cap investing. Further compounding the small cap markets' underperformance against the market as reflected by the S&P 500 has been the increased focus on large cap indexing.

Nevertheless, the First Omaha Small Cap Value Fund outperformed the S&P MidCap 400 Index and the S&P SmallCap 600 Index. The long-term value orientation of the Fund has served it well during these more volatile times. The current average weighted beta* of the Fund is 0.80, which is less than the market's 1.0. This lower volatility contributed to the Fund's outperformance of the indices for the nine month period since inception. We seek to position the portfolio to deliver returns with less volatility than small cap markets in general. The First Omaha Small Cap Value Fund strictly seeks undervalued, fundamentally sound companies with solid long-term outlooks. At the current time, we believe valuations are quite attractive in the small cap markets. We have attempted to position the portfolio with the very best companies at attractive prices that represent good long-term value. We believe the market's pricing mechanism inherently recognizes and appropriately prices assets in the marketplace over time.

THE PORTFOLIO

The portfolio at the end of March had cash reserves of 11.4%, and cash as it was coming in was being deployed into 29 positions. There were 27 positions established at the outset of the Fund and over the last nine months, one position was eliminated, and three new positions were added. Apogee Enter-prises, Inc. was sold as a result of price appreciation and a high valuation. We added West Co., Inc., P. H. Glatfelter Co. and Cerner Corp. (the exact percentages of the portfolio are listed in the attached Schedule of Portfolio Investments). West Co., Inc. is in the packaging and container industry and is the largest manufacturer of specialized packaging components for the pharmaceutical and hospital supply/medical device industries. P. H. Glatfelter Co. is in the paper and forest products industry. Cerner Corp. is in the health care information systems industry. The company provides clinical and management health information via its software applications, technology and professional services.

* BETA is a measurement of a stock's volatility in relation to the rest of the stock market. The S&P 500 Stock Index has a beta of 1.0.

The attractiveness of the portfolio is demonstrated by the weighted average Valuation Profile and the weighted average Fundamental Profile in the following tables:

PORTFOLIO VALUATION PROFILE
as of March 31, 1997
                                          WEIGHTED AVERAGE
------------------------------------------------------------
 Price/Earnings*                               13.4x
------------------------------------------------------------
 Price/Book Value*                              2.5x
------------------------------------------------------------
 Yield                                          2.7%
------------------------------------------------------------
*Based on 1997 estimates


PORTFOLIO FUNDAMENTAL PROFILE
as of March 31, 1997
                                          WEIGHTED AVERAGE
------------------------------------------------------------
 Payout Ratio*                                 35.8%
------------------------------------------------------------
 Debt/Capital*                                 21.4%
------------------------------------------------------------
 ROE                                           18.5%
------------------------------------------------------------
*Based on 1997 estimates

PAYOUT RATIO is a ratio used to analyze a company's policy of paying cash dividends, calculated by dividing the dividends paid on common stock by the net income available for common stockholders. DEBT/CAPITAL is the ratio of total debt to total stockholder's equity. ROE (RETURN ON EQUITY) equals earnings available to common stock divided by common shareholder's equity.

This profile is in line with the Fund's investment philosophy. We believe the companies in the portfolio have solid balance sheets, are good cash flow generators and represent long-term intrinsic value.


SMALL CAP VALUE FUND
PORTFOLIO COMPOSITION*
as of March 31, 1997

BASIC INDUSTRIES                     39%
CONSUMER STAPLES                     16%
CAPITAL GOODS/ TECHNOLOGY            15%
CONSUMER CYCLICALS                   14%
FINANCIAL                             7%
UTILITIES                             5%
TRANSPORTATION                        4%

TOP FIVE HOLDINGS**
as of March 31, 1997
                         % OF NET ASSETS
------------------------------------------------------------
CLARCOR, Inc.                      4.35%
------------------------------------------------------------
Tambrands, Inc.                     4.30
------------------------------------------------------------
Amcast Industrial Corp.             3.68
------------------------------------------------------------
Nash-Finch Co.                      3.65
------------------------------------------------------------
Lawson Products, Inc.               3.47
------------------------------------------------------------
 * Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors include more than one industry.

**   Excluding cash and cash equivalents

     Portfolio composition and holdings are subject to change at any time.

The five largest positions at the end of March represented 22% of the equities in the portfolio, and are listed in the chart above. All of these companies exemplify the style of investing represented by the Fund. The Fund has good diversification across all the major sectors. Companies in basic industry represented about 39% of the portfolio; capital goods/technology represented about 15%; and about 30% of the portfolio was invested in the consumer sector. The current average weighted market capitalization is $685 million.

TOTAL RETURN
as of March 31, 1997
                                               CUMULATIVE SINCE
                                               COMMENCEMENT<F1>
---------------------------------------------------------------
First Omaha Small Cap Value Fund                    7.30%
---------------------------------------------------------------
<F1>Commencement date is 6/10/96


RETURN ON A $10,000 INVESTMENT
                                          JUNE 10,                   MARCH
                                            1996                     1997
FIRST OMAHA SMALL CAP VALUE FUND           $10,000                  $10,730
S&P MIDCAP 400 INDEX                       $10,000                  $10,587
S&P SMALLCAP 600 INDEX                     $10,000                   $9,960

This chart assumes an initial investment of $10,000 made on 6/10/96. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in the First Omaha Small Cap Value Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is also a market-value weighted index and was the first benchmark of midcap stock price movement.

The S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. It too is a market-value weighted index.


FIRST OMAHA EQUITY FUND
-----------------------
The First Omaha Equity Fund underperformed the S&P 500 for the year ended March 31, 1997. The defensive posture and cash position maintained in the Fund weighed on the portfolio's performance in this speculative market. In addition, the broad sector diversification that we maintain in the portfolio negatively impacted relative returns in 1996 due to the concentration of high returns in the technology and bank sectors. Despite our disappointment regarding the underperformance of the Fund, we continue to follow a deliberate, focused approach to investing. We continue to invest in companies that have strong market positions, good balance sheets, above average or improving return on equity, and managements that have demonstrated an ability to effectively allocate cash flows to maximize shareholder value. The basis of our philosophy is to buy companies with these characteristics at a price that is below our estimate of their long-term intrinsic value. Obviously, an environment such as the current one makes this task extremely challenging. However, the fidelity to our philosophy is the key to long-term performance, and we feel confident that our consistent approach will yield above-market returns over a normal market cycle.

During the past year, we added four new positions to the equity portfolio - Bristol-Myers Squibb Co., Cyprus Amax Minerals Co., Harsco Corp. and Parker Hannifin Corp. We discussed Bristol-Myers Squibb Co. and Cyprus Amax Minerals Co. in the Semi-Annual Report last October. We continue to view Cyprus Amax Minerals Co. as a solid long-term holding. Bristol-Myers Squibb Co.'s stock price increased over 65% from our initial purchase price of $43 (adjusted for a 2-for-1 split). As a result, we reduced our investment in it during the year.

Since October we added Harsco Corp. (1.7% of the Fund's net assets as of March 31, 1997) to the portfolio. Harsco has three primary operating groups. Its metal reclamation and mill services group provides services to steel mills and metallurgical industries. The infrastructure and construction group sells products and services that include: railway maintenance and tie renewal programs; scaffolding; and shoring and concrete forming products. Harsco's process industry group's major products are pipe fittings, process equipment, heat transfer equipment, and gas containment cylinders and tanks. Harsco has leading market positions in all of the markets it serves. Approximately 50% of Harsco's sales are derived from service contracts which should provide a relatively consistent earnings stream compared to other companies in this sector. The company generates good cash flow and as a result, has the flexibility to make strategic acquisitions if opportunities arise. We believe the stock represents a good value at 14x earnings, yielding 2.4%.

Parker Hannifin Corp. (1.6% of the Fund's net assets as of March 31, 1997) also was added to the Fund in the past six months. The company is a leading worldwide manufacturer of motion control products, including fluid power systems, electromechanical controls and related components. Its products are sold to the industrial and aerospace industries. Parker is strong financially and generates significant free cash flow. It also has been successful deploying its free cash flow into acquisitions that complement existing product lines. We anticipate more acquisitions of this kind which will enhance growth in the future. In addition, we anticipate margin improvement as acquisitions are consolidated into Parker's existing businesses. We believe the stock represents an excellent value at 10.5x 1997 estimated earnings. It provides a current yield of 2%.

Four equity positions were eliminated during the past year. The stocks sold include General Electric Co., Honeywell, Inc., Eli Lilly & Co. and Schlumberger, Ltd. Each of these companies is very sound fundamentally but was sold when it reached our target price. As we have stated before, it is often difficult to sell exceptional companies, and there is clearly a temptation to ignore sell targets in this type of market environment. We believe, however, that our long-term performance is dependent on the consistent application of our discipline, both buy and sell.

THE PORTFOLIO

The Equity Fund's portfolio is conservatively invested in large, high quality companies. The weighted average market capitalization of the stocks in the portfolio was $16.3 billion on March 31, 1997, and the median market cap was $5.4 billion. These companies, on a weighted average basis, are as strong fundamentally as the S&P 400 and have lower valuation measures. The charts below present relevant valuation and fundamental measures.

PORTFOLIO VALUATION PROFILE
as of March 31, 1997
                                    WEIGHTED              S&P
                                    AVERAGE               400
--------------------------------------------------------------------
 Price/Earnings*                     15.5x               18.7x
--------------------------------------------------------------------
 Price/Book Value*                    3.1x                3.8x
--------------------------------------------------------------------
 Yield                                2.8%                1.7%
--------------------------------------------------------------------
*Based on 1997 estimates


PORTFOLIO FUNDAMENTAL PROFILE
as of March 31, 1997
                                    WEIGHTED              S&P
                                    AVERAGE               400
--------------------------------------------------------------------
 Payout Ratio*                        41%                 31%
--------------------------------------------------------------------
 Debt/Capital*                        33%                 36%
--------------------------------------------------------------------
 ROE                                  21%                 22%
--------------------------------------------------------------------
*Based on 1997 estimates

See the definitions on page 2 of the terms listed above.

On March 31, 1997, the portfolio was 82% invested in equities with the balance invested in cash and equivalents. The portfolio contained 31 stocks and remained well diversified with exposure to all major sectors of the economy. The five largest holdings in the portfolio are listed in the chart below. These stocks represented approximately 19% of the Fund's net assets and approximately 23% of the value of the equities.


EQUITY FUND
PORTFOLIO COMPOSITION*
as of March 31, 1997

CONSUMER STAPLES                     25%
CAPITAL GOODS/TECHNOLOGY             18%
CONSUMER CYCLICALS                   17%
FINANCIAL                            16%
ENERGY                               10%
BASIC INDUSTRIES                      9%
UTILITIES                             5%


TOP FIVE HOLDINGS**
as of March 31, 1997
                         % OF NET ASSETS
------------------------------------------------------------
R.R. Donnelley & Sons Co.          4.13%
------------------------------------------------------------
Exxon Corp.                         3.98
------------------------------------------------------------
Motorola, Inc.                      3.90
------------------------------------------------------------
Kellwood Co.                        3.70
------------------------------------------------------------
J.C. Penney Co., Inc.               3.56
------------------------------------------------------------

 * Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors include more than one industry.

** Excluding cash and cash equivalents

   Portfolio composition and holdings are subject to change at any time.


TOTAL RETURN
as of March 31, 1997

                                  1 YEAR ENDED    AVERAGE ANNUAL SINCE
                                    3/31/97         COMMENCEMENT<F1>
----------------------------------------------------------------------
First Omaha Equity Fund<F2>          14.99%              14.53%
----------------------------------------------------------------------
<F1> Commencement date is 12/13/92

<F2> Performance data from commencement through April 9, 1995 relates to a predecessor, First Omaha Equity Fund, the assets of which were acquired by the Fund on that date.


RETURN ON A $10,000 INVESTMENT

                     DEC. 13,   MARCH     MARCH     MARCH     MARCH     MARCH
                       1992      1993      1994      1995      1996      1997
FIRST OMAHA
  EQUITY FUND        $10,000   $10,470   $10,805   $12,757   $15,584   $17,921
S&P 500 COMPOSITE    $10,000   $10,511   $10,666   $12,326   $16,283   $19,511

This chart assumes an initial investment of $10,000 made on 12/13/92. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in the First Omaha Equity Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The S&P 500 Composite is an index of unmanaged groups of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The returns for this index do not reflect any fees or expenses.


FIRST OMAHA BALANCED FUND
-------------------------
The First Omaha Balanced Fund's inception date was August 6, 1996. Beginning a fund in a period of peak returns on corporate capital and high valuations adds an additional challenge to the task of asset management. Following our value philosophy, we have deployed capital into situations which have provided satisfactory returns for the risk taken. However, at this point in time, short-term underperformance is not unexpected. As we've said in the past, our success in meeting our objective depends on adhering to our philosophy and by executing it through a deliberate, focused approach to investing. There will inevitably be up and down cycles to the capital markets. Our focus will not be on trying to time the market, but instead we will focus on purchasing securities that provide good value and a reasonable margin of safety. That said, total return for the First Omaha Balanced Fund since its inception on August 6, 1996 was 6.14%, which compared favorably with the benchmark indices. As of March 31, 1997, the Fund was roughly structured with a 50% allocation to equities and a 50% allocation to fixed income securities and cash. Given this allocation, the Fund seeks performance somewhere between the respective equity and fixed income benchmarks. This is a reflection of the dual strategies we are executing in the equity and fixed income markets. The equity portion of the portfolio shares investment strategies of the First Omaha Equity Fund along with its fundamental and investment characteristics. Similarly, the fixed income portion of the portfolio shares many of the same characteristics of the First Omaha Fixed Income Fund.

The First Omaha Balanced Fund has a primary goal of providing a combination of current income and capital appreciation while exposing our shareholders to reduced levels of risk. Our emphasis on the bond and stock selection is based on our philosophy of buying securities that sell below their intrinsic value and meet our quantitative and qualitative criteria. Because we have a long-term investment horizon of 3 to 5 years, we focus on long-term results. Additionally, by focusing on the individual security's investment merits, and whether or not we can find attractive prospects at reasonable prices, the asset allocation decision unfolds quite naturally. Stocks are purchased when more attractive than bonds over our investment horizon. Bonds are purchased when they appear attractive. Cash reserves will be a result of our stock and bond selection processes. If we cannot find attractive candidates, cash will build. Conversely, if there are numerous prospects that meet our requirements, cash will decrease.

THE PORTFOLIO

The volatility experienced in both the bond and equity markets provides a challenging environment for security selection. Given the existing environment, our target asset allocation is anticipated to be 45-50% stocks, 40-45% bonds and 10-15% cash and cash equivalents. Of course, this may change given future market conditions. In line with our stated target range, the asset mix at the quarter ending March 31, 1997 consisted of 10% cash, 41% bonds and 49% stocks.

The composition of the bond portion of the portfolio consisted of 29% high-quality corporate bonds and 71% government and agency notes. The average yield on the bond portfolio was 6.0% at March 31, 1997, with an average maturity approaching 7 years. The portfolio boasts an average quality rating of AA1. It is well diversified across sectors of the economy. The corporate portion of the portfolio is 30% industrial bonds, 26% electric utility bonds, 22% telephone utility bonds and 22% gas utility bonds.

The dividend yield on the equity portion of the portfolio was 2.8% at the end of the quarter, which compares favorably to the S&P 500 yield of 1.9%. It contained 31 positions, with the top five positions at the end of the quarter comprising approximately 25% of the total capital employed, including Exxon Corp., R.R. Donnelley & Sons Co., J.C. Penney Co., Inc., Motorola, Inc. and Kellwood Co. Like the First Omaha Equity Fund, this portfolio is diversified and is constructed to participate in most major sectors of the economy. These companies are fundamentally stronger and are above-average financially when compared to the overall market. These characteristics, combined with an above-average dividend yield and the favorable valuation of the stock portfolio, should provide additional downside protection for the portfolio in declining markets.


BALANCED FUND
PORTFOLIO COMPOSITION
as of March 31, 1997

COMMON STOCKS                        49%
U.S. GOVERNMENTS                     29%
CORPORATE BONDS                      12%
CASH EQUIVALENTS                     10%


TOP FIVE HOLDINGS*
as of March 31, 1997
                                     % OF NET ASSETS
------------------------------------------------------------
Federal National Mortgage Association,
  7.27%, 8/24/05                             4.52%
------------------------------------------------------------
U.S. Treasury Note, 6.75%, 5/31/99            2.77
------------------------------------------------------------
U.S. Treasury Note, 7.00%, 7/15/06            2.76
------------------------------------------------------------
U.S. Treasury Note, 5.375%, 11/30/97          2.74
------------------------------------------------------------
U.S. Treasury Note, 6.625%, 6/30/01           2.74
------------------------------------------------------------
*Excluding cash and cash equivalents

 Portfolio composition and holdings are subject to change at any time.


TOTAL RETURN
as of March 31, 1997
                                          CUMULATIVE SINCE
                                          COMMENCEMENT<F1>
------------------------------------------------------------
First Omaha Balanced Fund                      6.14%
------------------------------------------------------------
<F1> Commencement date is 8/6/96


RETURN ON A $10,000 INVESTMENT
                                         AUG. 6,         MARCH
                                           1996           1997
----------------------------------------------------------------
FIRST OMAHA BALANCED FUND                $10,000        $10,614
----------------------------------------------------------------
S&P 500 COMPOSITE                        $10,000        $11,603
----------------------------------------------------------------
LEHMAN BROS. GOV'T./CORP. BOND INDEX     $10,000        $10,378
----------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 8/6/96. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in the First Omaha Balanced Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The S&P 500 Composite is an index of unmanaged groups of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The returns for this index do not reflect any fees or expenses.

The Lehman Bros. Gov't./Corp. Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies). The returns for this index do not reflect any fees or expenses.

THE BOND MARKET OUTLOOK
-----------------------
Through the first quarter of 1997, bond yields continued their journey higher, with long rates ending over 7%. Rates actually began to move up in early December 1996 when Federal Reserve Board Chairman Alan Greenspan made the comment about the "irrational exuberance" of asset prices. During Chairman Greenspan's Humphrey-Hawkins testimony in February, he again reiterated his "irrational exuberance" statement followed by stating that the Fed "cannot rule out a situation in which a preemptive policy tightening may become appropriate before any sign of actual higher inflation becomes evident." On March 25 at their Federal Open Market Committee meeting, the Fed chose to raise the fed funds rate by 25 basis points (one basis point is equal to .01%) to 5.50% from 5.25%; it left the discount rate unchanged at 5%. This action pushed bond yields over 7% on the 30-year Treasury bond.

From an economic viewpoint, it is somewhat difficult to see any strong signs of imminent inflation on the horizon. Both at the consumer and producer levels, inflationary pressures remain low. According to Chairman Greenspan, the indicators of the good inflation performance of recent years are due to temporary factors. The longevity of these factors such as job security concerns, stable benefit costs, intensifying global competition, and the appreciation of the dollar is uncertain. For 1997, the Fed expects inflation to remain under control, with the Consumer Price Index to show between a 2.75-3% inflation rate. Economic growth is expected to slow to around 2% or 2.25% this year.

While monetary policy maintains its bias toward tightening, fiscal policy's direction is less certain. After the November elections, the market anticipated positive news from Washington regarding such items as a balanced budget amendment and a plan to reduce the federal deficit. But the market is still waiting for a credible deficit reduction plan and it is unlikely that we will see one until later this year.

Continuation of high consumer debt levels and tighter lending conditions versus stronger consumption and increased income levels puts the consumer at the forefront of continued economic expansion. Over the next few months we will see whether the Fed will raise short rates again, given the prospect of stronger than expected growth, strong labor markets and wage inflation pressures.


FIRST OMAHA FIXED INCOME FUND
-----------------------------
The portfolio invests at least 65% of its total assets in investment grade fixed income securities. The portfolio is anticipated to be constructed primarily through the laddering of bonds of 1 to 20 years in maturity. Our goal is to reduce credit and reinvestment rate risk over the long term.

As of March 31, 1997, the First Omaha Fixed Income Fund was conservatively positioned with a diversified portfolio. The portfolio's composition was allocated to 27% government securities and 71% corporate bonds. Within the corporate portion of the portfolio, the majority of the securities were high-grade industrial and utility bonds. Credit quality remains a primary investment consideration as we try to achieve better-than-benchmark returns while exposing invested capital to less interest rate and credit risk.

The Fund underperformed the Lehman Brothers Government/Corporate Bond Index for the year ended March 31, 1997. The Fund's longer duration* versus the comparable benchmark (5.6 years for the Fund; 5.3 years for the Lehman Bros. Gov't./Corp. Bond Index as of March 31, 1997), coupled with the rising interest rate environment, was the primary cause for the Fund's underperformance in 1996.

Overall weighted average credit quality of the portfolio remains the same at AA/Aa. The weighted average maturity of the portfolio moved to 7.9 years from
8.5 years reported last October. We reallocated a few longer duration securities within the portfolio, while maintaining our overall laddered maturity approach.


FIXED INCOME FUND
PORTFOLIO COMPOSITION
as of March 31, 1997

CORPORATE BONDS                      71%
U.S. GOVERNMENTS                     17%
U.S. GOVERNMENT AGENCIES             10%
CASH EQUIVALENTS                      2%

* DURATION measures the sensitivity of the value of bond investments to changes in interest rates. Generally, if interest rates change one percentage point, the value will change in the opposite direction by a percentage equal to the duration.


TOP FIVE HOLDINGS**
as of March 31, 1997
                                       % OF NET ASSETS
------------------------------------------------------------
U.S. Treasury STRIP, 2/15/07                 4.33%
------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
 6.78%, 3/15/04                               3.84
------------------------------------------------------------
AT&T Corp., 7.75%, 3/1/07                     3.38
------------------------------------------------------------
Citizens Utilities Co., 7.60%, 6/1/06         3.36
------------------------------------------------------------
Indiana Gas Co., 6.625%, 12/1/97              3.32
------------------------------------------------------------
**   Excluding cash and cash equivalents

     Portfolio composition and holdings are subject to change at any time.


TOTAL RETURN
as of March 31, 1997
                        1 YEAR ENDED    AVERAGE ANNUAL SINCE
                          3/31/97         COMMENCEMENT<F1>
------------------------------------------------------------
First Omaha Fixed
Income Fund<F2>            3.06%               5.88%
------------------------------------------------------------

<F1> Commencement date is 12/13/92

<F2> Performance data from commencement through April 9, 1995 relates to a predecessor, First Omaha Fixed Income Fund, the assets of which were acquired by the Fund on that date.


RETURN ON A $10,000 INVESTMENT

                     DEC. 13,   MARCH     MARCH     MARCH     MARCH     MARCH
                       1992      1993      1994      1995      1996      1997
FIRST OMAHA FIXED
  INCOME FUND        $10,000   $10,547   $10,852   $11,221   $12,404   $12,784
LEHMAN BROS. GOV'T./
  CORP. BOND INDEX   $10,000   $10,576   $10,870   $11,368   $12,610   $13,172

This chart assumes an initial investment of $10,000 made on 12/13/92. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in the First Omaha Fixed Income Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The Lehman Bros. Gov't./Corp. Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies). The returns for this index do not reflect any fees or expenses.


FIRST OMAHA SHORT/INTERMEDIATE FIXED INCOME FUND
------------------------------------------------
The portfolio invests at least 65% of its total assets in investment grade fixed income securities. The portfolio expects to maintain a dollar-weighted average maturity of 2 to 5 years. The Fund's longer duration versus the comparable benchmark (3.0 years for the Fund; 2.3 years for the Lehman Bros. Mutual Fund Short (1-5) U.S. Gov't. Index, as of March 31, 1997), coupled with the rising interest rate environment, was the primary cause for the Fund's underperformance in 1996.

As of March 31, 1997 the portfolio's composition was allocated with 20% government securities and 76% corporate bonds. The overall weighted average credit quality remains AA/Aa for the portfolio, while the weighted average maturity is 3.6 years. We anticipate continuing to preserve the overall high credit quality and maintain the laddered bond maturities within the portfolio given current market conditions.


SHORT/INTERMEDIATE FIXED INCOME FUND
PORTFOLIO COMPOSITION
as of March 31, 1997

CORPORATE BONDS                       76%
U.S. GOVERNMENTS                      20%
CASH EQUIVALENTS                       4%


TOP FIVE HOLDINGS*
as of March 31, 1997
                                     % OF NET ASSETS
------------------------------------------------------------
Eli Lilly & Co., 8.125%, 12/1/01             4.95%
------------------------------------------------------------
GTE California, Inc., 6.25%, 1/15/98          4.75
------------------------------------------------------------
Alabama Power Co., 5.50%, 2/1/98              4.72
------------------------------------------------------------
Chesapeake & Potomac Telephone Co.
of Maryland, 5.875%, 9/15/99                  4.67
------------------------------------------------------------
Wisconsin Electric Power Co.,
5.125%, 9/15/98                               4.66
------------------------------------------------------------
* Excluding cash and cash equivalents

  Portfolio composition and holdings are subject to change at any time.


TOTAL RETURN
as of March 31, 1997
                                  1 YEAR ENDED    AVERAGE ANNUAL SINCE
                                    3/31/97         COMMENCEMENT<F1>
----------------------------------------------------------------------
First Omaha Short/Intermediate
Fixed Income Fund<F2>                4.00%               4.88%
----------------------------------------------------------------------

<F1> Commencement date is 12/13/92

<F2> Performance data from commencement through April 9, 1995 relates to a predecessor, First Omaha Short/Intermediate Fixed Income Fund, the assets of which were acquired by the Fund on that date.


RETURN ON A $10,000 INVESTMENT

                     DEC. 13,   MARCH     MARCH     MARCH     MARCH     MARCH
                       1992      1993      1994      1995      1996      1997
FIRST OMAHA
  SHORT/INTERMEDIATE
  FIXED INCOME FUND  $10,000   $10,340   $10,561   $10,951   $11,803   $12,275

LEHMAN BROS. MUTUAL
  FUND SHORT (1-5) U.S.
  GOV'T. INDEX       $10,000   $10,377   $10,631   $11,080   $12,016   $12,622

This chart assumes an initial investment of $10,000 made on 12/13/92. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in the First Omaha Short/Intermediate Fixed Income Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The Lehman Bros. Mutual Fund Short (1-5) U.S. Government Index is an index made up of the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). It includes only those bonds with maturities of up to five years. The returns for this index do not reflect any fees or expenses.


SCHEDULE OF PORTFOLIO INVESTMENTS
March 31, 1997
SMALL CAP VALUE FUND

     NUMBER
   OF SHARES                                                     VALUE
   ---------                                                     -----

COMMON STOCKS 89.99%
               BUSINESS SERVICES 2.44%
       8,300   Franklin Quest Co.<F1>                         $175,337
                                                            ----------

               CHEMICALS 8.83%
       7,400   Dexter Corp.                                    222,925
      12,000   Oil-Dri Corp. of America                        196,500
       4,200   WD-40 Co.                                       214,200
                                                            ----------
                                                               633,625
                                                            ----------
               CONSUMER PRODUCTS 2.77%
       8,100   First Brands Corp.                              198,450
                                                            ----------

               COSMETICS 4.30%
       7,200   Tambrands, Inc.                                 308,700
                                                            ----------

               ELECTRONICS 2.43%
       3,300   Teleflex, Inc.                                  174,487
                                                            ----------

               ENVIRONMENTAL CONTROL 4.50%
      16,000   Calgon Carbon Corp.                             176,000
      18,300   Isco, Inc.                                      146,400
                                                            ----------
                                                               322,400
                                                            ----------

               FOOD 6.74%
       6,400   Dean Foods Co.                                  221,600
      13,700   Nash-Finch Co.                                  262,013
                                                            ----------
                                                               483,613
                                                            ----------

               HOME FURNISHINGS 3.10%
       6,200   National Presto Industries, Inc.                222,425
                                                            ----------

               INSURANCE 6.51%
       6,300   American Financial Group, Inc.                  229,950
      12,400   Guarantee Life Companies, Inc.                  237,150
                                                            ----------
                                                               467,100
                                                            ----------

               MACHINERY & EQUIPMENT 8.25%
      11,200   Lawson Products, Inc.                           249,200
       7,000   Modine Manufacturing Co.                        171,500
       3,000   Tecumseh Products Co., Class A                  171,000
                                                            ----------
                                                               591,700
                                                            ----------

               MANUFACTURING 2.86%
       7,400   Tennant Co.                                     205,350
                                                            ----------

     NUMBER
   OF SHARES                                                     VALUE
   ---------                                                     -----

               METAL PRODUCTS 3.68%
      11,300   Amcast Industrial Corp.                      $  264,138
                                                            ----------

               MINING 3.36%
       5,700   Cleveland-Cliffs, Inc.                          240,825
                                                            ----------

               MOTOR VEHICLE PARTS & ACCESSORIES 4.35%
      13,500   CLARCOR, Inc.                                   312,187
                                                            ----------

               PACKAGING & CONTAINERS 2.95%
       7,800   West Co., Inc.                                  211,575
                                                            ----------

               PAPER PRODUCTS 2.97%
      12,900   P. H. Glatfelter Co.                            212,850
                                                            ----------

               TECHNOLOGY - SOFTWARE 3.35%
      18,300   Cerner Corp.<F1>                                240,188
                                                            ----------

               TEXTILE MANUFACTURING 3.07%
       8,800   Kellwood Co.                                    220,000
                                                            ----------

               TIRE & RUBBER 3.02%
       4,300   Bandag, Inc.                                    216,613
                                                            ----------

               TOBACCO 2.94%
       7,300   Universal Corp.                                 210,788
                                                            ----------

               TRUCKING LEASING 3.09%
      11,800   Werner Enterprises, Inc.                        221,250
                                                            ----------

               UTILITIES - ELECTRIC SERVICES 1.58%
       4,700   DPL, Inc.                                       113,387
                                                            ----------

               UTILITIES - TELECOMMUNICATIONS 2.90%
      12,600   Aliant Communications, Inc.                     207,900
                                                            ----------

Total Common Stocks (cost $6,330,489)                        6,454,888
                                                            ----------


PRINCIPAL
 AMOUNT
---------

U.S. TREASURY BILLS 9.74%
    $700,000   4/17/97                                         698,205
                                                            ----------

Total U.S. Treasury Bills (cost $698,413)                      698,205
                                                            ----------


     NUMBER
   OF SHARES                                                     VALUE
   ---------                                                     -----

INVESTMENT COMPANIES 1.71%
     122,804   Goldman Sachs ILA Treasury
               Obligations Portfolio                        $  122,804
                                                            ----------

Total Investment Companies (cost $122,804)                     122,804
                                                            ----------

Total Investments (cost $7,151,706) 101.44%                  7,275,897

Liabilities, less Other Assets (1.44)%                       (103,107)
                                                            ----------
NET ASSETS 100.00%                                          $7,172,790
                                                            ==========

<F1>  Non-income producing security

See notes to financial statements.


SCHEDULE OF PORTFOLIO INVESTMENTS
March 31, 1997
EQUITY FUND

     NUMBER
   OF SHARES                                                     VALUE
   ---------                                                     -----

COMMON STOCKS 82.09%
               COMMUNICATIONS EQUIPMENT 3.90%
     167,600   Motorola, Inc.                              $10,118,850
                                                            ----------

               COMPUTERS & PERIPHERALS 2.10%
      39,600   International Business Machines Corp.         5,440,050
                                                            ----------

               COSMETICS 4.68%
     100,500   International Flavors & Fragrances, Inc.      4,396,875
     180,600   Tambrands, Inc.                               7,743,225
                                                            ----------
                                                            12,140,100
                                                            ----------
               ELECTRICAL EQUIPMENT 3.68%
     117,400   Emerson Electric Co.                          5,283,000
      99,500   Parker Hannifin Corp.                         4,253,625
                                                            ----------
                                                             9,536,625
                                                            ----------

               ENVIRONMENTAL CONTROL 0.72%
     169,200   Calgon Carbon Corp.                           1,861,200
                                                            ----------

               FOOD PROCESSING & PACKAGING 3.01%
      95,100   CPC International, Inc.                       7,798,200
                                                            ----------

               HEAVY MACHINERY 3.21%
     191,000   Ingersoll-Rand Co.                            8,332,375
                                                            ----------

               INSURANCE 12.66%
     243,900   American Financial Group, Inc.                8,902,350
     221,300   American General Corp.                        9,017,975
      62,600   Marsh & McLennan Cos., Inc.                   7,089,450
     195,100   SAFECO Corp.                                  7,804,000
                                                            ----------
                                                            32,813,775
                                                            ----------

               MANUFACTURING 1.69%
     120,800   Harsco Corp.                                  4,394,100
                                                            ----------

               MEDICAL SUPPLIES 2.17%
     124,900   Becton, Dickinson & Co.                       5,620,500
                                                            ----------

               MINING 3.06%
     334,200   Cyprus Amax Minerals Co.                      7,937,250
                                                            ----------

               MOTOR VEHICLE PARTS & ACCESSORIES 1.51%
     169,200   CLARCOR, Inc.                                 3,912,750
                                                            ----------

     NUMBER
   OF SHARES                                                     VALUE
   ---------                                                     -----

               OIL 8.25%
      95,700   Exxon Corp.                               $  10,311,675
      43,400   Texaco Inc.                                   4,752,300
     165,500   Unocal Corp.                                  6,309,688
                                                            ----------
                                                            21,373,663
                                                            ----------

               PACKAGING & CONTAINERS 2.45%
     234,800   Sonoco Products Co.                           6,339,600
                                                            ----------

               PHARMACEUTICALS 1.36%
      59,600   Bristol-Myers Squibb Co.                      3,516,400
                                                            ----------

               PHOTOGRAPHY 2.75%
      93,900   Eastman Kodak Co.                             7,124,662
                                                            ----------

               PUBLISHING 4.13%
     307,100   R.R. Donnelley & Sons Co.                    10,710,113
                                                            ----------

               RETAIL 6.42%
     193,800   J.C. Penney Co., Inc.                         9,229,725
     176,200   Rite Aid Corp.                                7,400,400
                                                            ----------
                                                            16,630,125
                                                            ----------

               SOAPS & CLEANING AGENTS 2.73%
      71,100   Colgate-Palmolive Co.                         7,083,337
                                                            ----------

               TEXTILE MANUFACTURING 3.70%
     383,300   Kellwood Co.                                  9,582,500
                                                            ----------

               TOBACCO 3.49%
     313,400   Universal Corp.                               9,049,425
                                                            ----------

               UTILITIES - ELECTRIC SERVICES 4.42%
     258,300   DPL, Inc.                                     6,231,488
     153,000   Texas Utilities Co.                           5,240,250
                                                            ----------
                                                            11,471,738
                                                            ----------

Total Common Stocks (cost $169,751,821)                    212,787,338
                                                           -----------


PRINCIPAL
 AMOUNT
---------

U.S. TREASURY BILLS 17.05%
  $5,000,000   5/29/97                                       4,957,225
   5,000,000   7/3/97                                        4,931,588
   8,000,000   7/24/97                                       7,865,578

PRINCIPAL
 AMOUNT                                                          VALUE
---------                                                        -----

U.S. TREASURY BILLS 17.05% (CONT'D.)
  $5,000,000   7/31/97                                   $   4,912,735
   6,000,000   8/7/97                                        5,887,555
   9,000,000   8/21/97                                       8,808,022
   7,000,000   9/18/97                                       6,821,448
                                                            ----------

Total U.S. Treasury Bills (cost $44,223,480)                44,184,151
                                                            ----------


     NUMBER
   OF SHARES
   ---------

INVESTMENT COMPANIES 0.80%
   2,063,071   Goldman Sachs ILA Treasury
               Obligations Portfolio                         2,063,071
                                                            ----------

Total Investment Companies (cost $2,063,071)                 2,063,071
                                                            ----------

Total Investments (cost $216,038,372) 99.94%               259,034,560

Other Assets, less Liabilities  0.06%                          165,246
                                                          ------------
NET ASSETS 100.00%                                        $259,199,806
                                                          ============

See notes to financial statements.


SCHEDULE OF PORTFOLIO INVESTMENTS
March 31, 1997
BALANCED FUND

     NUMBER
   OF SHARES                                                     VALUE
   ---------                                                     -----

COMMON STOCKS 48.67%
               COMMUNICATIONS EQUIPMENT 2.33%
       4,200   Motorola, Inc.                                 $253,575
                                                            ----------

               COMPUTERS & PERIPHERALS 1.13%
         900   International Business Machines Corp.           123,637
                                                            ----------
               COSMETICS 2.77%
       2,500   International Flavors & Fragrances, Inc.        109,375
       4,500   Tambrands, Inc.                                 192,938
                                                            ----------
                                                               302,313
                                                            ----------

               ELECTRICAL EQUIPMENT 2.10%
       2,800   Emerson Electric Co.                            126,000
       2,400   Parker Hannifin Corp.                           102,600
                                                            ----------
                                                               228,600
                                                            ----------

               ENVIRONMENTAL CONTROL 0.41%
       4,100   Calgon Carbon Corp.                              45,100
                                                            ----------

               FOOD PROCESSING & PACKAGING 1.73%
       2,300   CPC International, Inc.                         188,600
                                                            ----------

               HEAVY MACHINERY 1.92%
       4,800   Ingersoll-Rand Co.                              209,400
                                                            ----------

               INSURANCE 7.49%
       6,000   American Financial Group, Inc.                  219,000
       5,500   American General Corp.                          224,125
       1,600   Marsh & McLennan Cos., Inc.                     181,200
       4,800   SAFECO Corp.                                    192,000
                                                            ----------
                                                               816,325
                                                            ----------

               MANUFACTURING 0.97%
       2,900   Harsco Corp.                                    105,487
                                                            ----------

               MEDICAL SUPPLIES 1.24%
       3,000   Becton, Dickinson & Co.                         135,000
                                                            ----------

               MINING 1.81%
       8,300   Cyprus Amax Minerals Co.                        197,125
                                                            ----------

               MOTOR VEHICLE PARTS & ACCESSORIES 1.19%
       5,600   CLARCOR, Inc.                                   129,500
                                                            ----------

     NUMBER
   OF SHARES                                                     VALUE
   ---------                                                     -----

               OIL 5.01%
       2,700   Exxon Corp.                                  $  290,925
       1,000   Texaco Inc.                                     109,500
       3,800   Unocal Corp.                                    144,875
                                                            ----------
                                                               545,300
                                                            ----------

               PACKAGING & CONTAINERS 1.44%
       5,800   Sonoco Products Co.                             156,600
                                                            ----------

               PHARMACEUTICALS 0.81%
       1,500   Bristol-Myers Squibb Co.                         88,500
                                                            ----------

               PHOTOGRAPHY 1.60%
       2,300   Eastman Kodak Co.                               174,513
                                                            ----------

               PUBLISHING 2.53%
       7,900   R.R. Donnelley & Sons Co.                       275,512
                                                            ----------

               RETAIL 4.06%
       5,500   J.C. Penney Co., Inc.                           261,938
       4,300   Rite Aid Corp.                                  180,600
                                                            ----------
                                                               442,538
                                                            ----------

               SOAPS & CLEANING AGENTS 1.55%
       1,700   Colgate-Palmolive Co.                           169,363
                                                            ----------

               TEXTILE MANUFACTURING 2.18%
       9,500   Kellwood Co.                                    237,500
                                                            ----------

               TOBACCO 1.86%
       7,000   Universal Corp.                                 202,125
                                                            ----------

               UTILITIES - ELECTRIC SERVICES 2.54%
       6,200   DPL, Inc.                                       149,575
       3,700   Texas Utilities Co.                             126,725
                                                            ----------
                                                               276,300
                                                            ----------

Total Common Stocks (cost $5,199,261)                        5,302,913
                                                            ----------


   PRINCIPAL
     AMOUNT                                                     VALUE
    ---------                                                    -----

CORPORATE BONDS 11.91%
               FOOD PRODUCTS 2.24%
    $250,000   Anheuser-Busch Cos., Inc.,
               6.75%, 8/1/03                                $  244,063
                                                            ----------

               RETAIL 1.36%
     150,000   Wal-Mart Stores, Inc.,
               6.75%, 5/15/02                                  148,125
                                                            ----------

               UTILITIES - ELECTRIC SERVICES 3.14%
     100,000   Indianapolis Power & Light Co.,
               7.375%, 8/1/07                                   99,875
     250,000   Tampa Electric Co.,
               5.75%, 5/1/00                                   242,187
                                                            ----------
                                                               342,062
                                                            ----------
               UTILITIES - NATURAL GAS 2.58%
     300,000   Consolidated Natural Gas Co.,
               6.625%, 12/1/08                                 281,250
                                                            ----------

               UTILITIES - TELECOMMUNICATIONS 2.59%
     215,000   BellSouth Telecommunications, Inc.,
               5.875%, 1/15/09                                 190,006
     100,000   Illinois Bell Telephone Co.,
               5.80%, 2/1/04                                    92,000
                                                            ----------
                                                               282,006
                                                            ----------

Total Corporate Bonds (cost $1,333,972)                      1,297,506
                                                            ----------

U.S. GOVERNMENT AGENCIES 4.52%
     500,000   Federal National Mortgage Association,
               7.27%, 8/24/05                                  492,550
                                                            ----------

Total U.S. Government Agencies (cost $510,881)                 492,550
                                                            ----------

U.S. TREASURY BILLS 4.51%
     250,000   5/15/97                                         248,366
     250,000   9/18/97                                         243,623
                                                            ----------

Total U.S. Treasury Bills (cost $492,420)                      491,989
                                                            ----------
   PRINCIPAL
     AMOUNT                                                      VALUE
    ---------                                                    -----

U.S. TREASURY NOTES 21.76%
    $300,000   5.375%, 11/30/97                           $    298,980
     300,000   5.125%, 4/30/98                                 296,877
     300,000   5.875%, 8/15/98                                 298,320
     300,000   6.75%, 5/31/99                                  301,515
     300,000   6.625%, 6/30/01                                 298,623
     300,000   5.875%, 2/15/04                                 283,803
     300,000   6.50%, 8/15/05                                  291,687
     300,000   7.00%, 7/15/06                                  300,783
                                                            ----------

Total U.S. Treasury Notes (cost $2,411,004)                  2,370,588
                                                            ----------

U.S. TREASURY STRIPS 2.67%
     850,000   2/15/12                                         290,530
                                                            ----------

Total U.S. Treasury Strips (cost $311,371)                     290,530
                                                            ----------


     NUMBER
   OF SHARES
   ---------

INVESTMENT COMPANIES 5.41%
     100,000   Federated Treasury Obligations Fund             100,000
     488,958   Goldman Sachs ILA Treasury
               Obligations Portfolio                           488,958
                                                            ----------

Total Investment Companies (cost $588,958)                     588,958
                                                            ----------

Total Investments (cost $10,847,867) 99.45%                 10,835,034

Other Assets, less Liabilities 0.55%                            59,690
                                                           -----------
NET ASSETS 100.00%                                         $10,894,724
                                                           ===========

See notes to financial statements.


SCHEDULE OF PORTFOLIO INVESTMENTS
March 31, 1997
FIXED INCOME FUND

   PRINCIPAL
     AMOUNT                                                      VALUE
    ---------                                                    -----

CORPORATE BONDS 69.71%
               COMMUNICATIONS EQUIPMENT 3.11%
  $2,500,000   Motorola, Inc., 6.50%, 3/1/08                $2,353,125
                                                            ----------

               ELECTRICAL EQUIPMENT 3.09%
   2,500,000   General Electric Co., 5.50%, 11/1/01          2,337,500
                                                            ----------

               FOOD PRODUCTS 3.14%
   2,500,000   Anheuser-Busch Cos., Inc., 7.25%, 9/15/15     2,368,750
                                                            ----------

               FOREST PRODUCTS 3.02%
   2,500,000   Kimberly-Clark Corp., 6.875%, 2/15/14         2,278,125
                                                            ----------

               GOVERNMENTS - FOREIGN 2.64%
   2,000,000   Ontario Hydro, 5.80%, 3/31/98                 1,992,500
                                                            ----------

               INDUSTRIAL GOODS & SERVICES 8.78%
   2,000,000   Air Products & Chemicals, Inc.,
               6.25%, 6/15/03                                1,900,000
   2,385,000   Monsanto Co., 6.00%, 7/1/00                   2,316,431
   2,500,000   PPG Industries, Inc., 7.375%, 6/1/16          2,412,500
                                                            ----------
                                                             6,628,931
                                                            ----------

               OIL & GAS EXPLORATION & PRODUCTION 4.56%
   2,500,000   Amoco Canada Petroleum Co. Ltd.,
               6.75%, 2/15/05                                2,428,125
   1,000,000   BP America, Inc., 8.875%, 12/1/97             1,017,500
                                                            ----------
                                                             3,445,625
                                                            ----------

               PHARMACEUTICALS 2.54%
   2,000,000   Eli Lilly & Co., 6.25%, 3/15/03               1,922,500
                                                            ----------

               RAILROADS 0.68%
     500,000   Southern Railway Co., 7.75%, 8/1/99             510,625
                                                            ----------


   PRINCIPAL
     AMOUNT                                                      VALUE
    ---------                                                    -----

               RETAIL 5.37%
  $2,000,000   J.C. Penney Co., Inc., 6.00%, 5/1/06         $1,787,500
   2,500,000   Wal-Mart Stores, Inc., 5.875%, 10/15/05       2,268,750
                                                            ----------
                                                             4,056,250
                                                            ----------

               SOAPS & CLEANING AGENTS 1.99%
   1,500,000   Colgate-Palmolive Co., 6.85%, 11/24/99        1,501,875
                                                            ----------

               UTILITIES - ELECTRIC SERVICES 6.38%
   2,500,000   National Rural Utility Co., 6.50%, 9/15/02    2,428,125
   2,500,000   Union Electric Co., 6.75%, 5/1/08             2,387,500
                                                            ----------
                                                             4,815,625
                                                            ----------

               UTILITIES - ELECTRIC & OTHER SERVICES
               COMBINED 6.71%
   2,500,000   Citizens Utilities Co., 7.60%, 6/1/06         2,537,500
   1,500,000   Iowa Southern Utilities Co., 7.375%, 2/1/03   1,518,750
   1,000,000   Louisville Gas & Electric Co., 7.50%, 7/1/02  1,012,500
                                                            ----------
                                                             5,068,750
                                                            ----------

               UTILITIES - NATURAL GAS 8.34%
   2,500,000   Indiana Gas Co., 6.625%, 12/1/97              2,509,375
   2,500,000   Laclede Gas Co., 6.50%, 11/15/10              2,303,125
   1,500,000   Northern Illinois Gas Co., 6.25%, 2/1/99      1,483,125
                                                            ----------
                                                             6,295,625
                                                            ----------

               UTILITIES - TELECOMMUNICATIONS 9.36%
   2,500,000   AT&T Corp., 7.75%, 3/1/07                     2,556,250
   2,500,000   Chesapeake & Potomac Telephone Co.
               of Maryland, 5.25%, 5/1/05                    2,187,500
   1,000,000   Southern Bell Telephone & Telegraph Co.,
               4.75%, 9/1/00                                   938,750

   PRINCIPAL
     AMOUNT                                                      VALUE
   ---------                                                     -----

               UTILITIES - TELECOMMUNICATIONS 9.36% (CONT'D.)
  $1,500,000   Southern Bell Telephone & Telegraph Co.,
               6.00%, 10/1/04                             $  1,387,500
                                                            ----------
                                                             7,070,000
                                                            ----------

Total Corporate Bonds (cost $54,149,035)                    52,645,806
                                                            ----------

U.S. GOVERNMENT AGENCIES 9.79%
   3,000,000   Federal Home Loan Mortgage Corp.,
               6.78%, 3/15/04                                2,899,530
   2,000,000   Federal National Mortgage Association,
               8.625%, 11/10/04                              2,062,120
   2,500,000   Federal National Mortgage Association,
               7.15%, 10/11/06                               2,434,650
                                                            ----------

Total U.S. Government Agencies (cost $7,430,253)             7,396,300
                                                            ----------

U.S. TREASURY BONDS 2.92%
   1,000,000   8.75%, 11/15/08                               1,091,270
   1,000,000   9.125%, 5/15/09                               1,116,830
                                                            ----------

Total U.S. Treasury Bonds (cost $2,268,750)                  2,208,100
                                                            ----------

U.S. TREASURY NOTES 2.73%
   1,000,000   8.125%, 2/15/98                               1,017,340
   1,000,000   8.875%, 2/15/99                               1,042,530
                                                            ----------

Total U.S. Treasury Notes (cost $2,207,500)                  2,059,870
                                                            ----------

U.S. TREASURY STRIPS 11.00%
   1,785,000   8/15/01                                       1,339,821
   2,122,000   5/15/02                                       1,513,304
   6,513,000   2/15/07                                       3,267,637
   6,400,000   2/15/12                                       2,187,519
                                                            ----------

Total U.S. Treasury Strips (cost $7,894,532)                 8,308,281
                                                            ----------

     NUMBER
   OF SHARES                                                     VALUE
   ---------                                                     -----

INVESTMENT COMPANIES 2.35%
   1,774,120   Goldman Sachs ILA Treasury
               Obligations Portfolio                      $  1,774,120
                                                            ----------

Total Investment Companies (cost $1,774,120)                 1,774,120
                                                            ----------

Total Investments (cost $75,724,190) 98.50%                 74,392,477

Other Assets, less Liabilities 1.50%                         1,131,833
                                                           -----------
NET ASSETS 100.00%                                         $75,524,310
                                                           ===========

See notes to financial statements.


SCHEDULE OF PORTFOLIO INVESTMENTS
March 31, 1997
SHORT/INTERMEDIATE FIXED INCOME FUND

   PRINCIPAL
     AMOUNT                                                      VALUE
   ---------                                                     -----

CORPORATE BONDS 74.56%
               FINANCIAL SERVICES 7.13%
  $  750,000   General Electric Capital Corp.,
               6.875%, 4/15/00                              $  749,063
     750,000   John Deere Capital Corp.,
               7.20%, 5/15/97                                  751,117
                                                            ----------
                                                             1,500,180
                                                            ----------

               FOOD PRODUCTS 4.66%
   1,000,000   Anheuser-Busch Cos., Inc.,
               6.90%, 10/1/02                                  981,250
                                                            ----------

               PHARMACEUTICALS 14.03%
   1,000,000   Eli Lilly & Co.,
               8.125%, 12/1/01                               1,041,250
   1,000,000   SmithKline Beecham Corp.,
               6.625%, 10/1/05                                 940,000
   1,000,000   Upjohn Co.,
               5.875%, 4/15/00                                 971,250
                                                            ----------
                                                             2,952,500
                                                            ----------

               RETAIL 4.60%
   1,000,000   Wal-Mart Stores, Inc.,
               6.50%, 6/1/03                                   968,750
                                                            ----------

               UTILITIES - ELECTRIC SERVICES 22.14%
   1,000,000   Alabama Power Co.,
               5.50%, 2/1/98                                   993,750
   1,000,000   Florida Power & Light Co.,
               5.50%, 7/1/99                                   976,250
     750,000   Gulf Power Co.,
               5.875%, 8/1/97                                  749,063
   1,000,000   Monongahela Power Co.,
               5.625%, 4/1/00                                  966,250
   1,000,000   Union Electric Co.,
               6.875%, 8/1/04                                  973,750
                                                            ----------
                                                             4,659,063
                                                            ----------

               UTILITIES - ELECTRIC & OTHER SERVICES
               COMBINED 9.05%
   1,000,000   Northern States Power Co.,
               5.75%, 10/1/03                                  923,750
   1,000,000   Wisconsin Electric Power Co.,
               5.125%, 9/15/98                                 981,250
                                                            ----------
                                                             1,905,000
                                                            ----------

   PRINCIPAL
     AMOUNT                                                      VALUE
   ---------                                                     -----

               UTILITIES - NATURAL GAS 3.53%
  $  750,000   Northern Illinois Gas Co.,
               6.25%, 2/1/99                              $    741,562
                                                            ----------
               UTILITIES - TELECOMMUNICATIONS 9.42%
   1,000,000   Chesapeake & Potomac Telephone Co.
               of Maryland, 5.875%, 9/15/99                    982,500
   1,000,000   GTE California, Inc.,
               6.25%, 1/15/98                                  998,750
                                                            ----------
                                                             1,981,250
                                                            ----------

Total Corporate Bonds (cost $15,839,589)                    15,689,555
                                                            ----------

U.S. TREASURY NOTES 7.56%
     650,000   5.125%, 3/31/98                                 644,247
   1,000,000   5.875%, 2/15/04                                 946,010
                                                            ----------

Total U.S. Treasury Notes (cost $1,618,340)                  1,590,257
                                                            ----------

U.S. TREASURY STRIPS 12.64%
   1,085,000   2/15/99                                         964,630
     896,000   8/15/00                                         719,793
   1,345,000   2/15/02                                         975,596
                                                            ----------

 Total U.S. Treasury Strips (cost $2,734,781)                2,660,019
                                                            ----------


     NUMBER
   OF SHARES
   ---------

INVESTMENT COMPANIES 3.66%
     770,419   Goldman Sachs ILA Treasury
               Obligations Portfolio                           770,419
                                                            ----------

 Total Investment Companies (cost $770,419)                    770,419
                                                            ----------

 Total Investments (cost $20,963,129) 98.42%                20,710,250

Other Assets, less Liabilities 1.58%                           331,981
                                                           -----------

NET ASSETS 100.00%                                         $21,042,231
                                                           ===========

See notes to financial statements.


SCHEDULE OF PORTFOLIO INVESTMENTS
March 31, 1997
U.S. GOVERNMENT OBLIGATIONS FUND

   PRINCIPAL
     AMOUNT                                                      VALUE
   ---------                                                     -----

U.S. TREASURY BILLS 59.17%
  $5,000,000   4/3/97                                     $  4,998,573
   5,000,000   4/17/97                                       4,988,614
   5,000,000   5/1/97                                        4,979,274
  10,000,000   5/15/97                                       9,938,097
  10,000,000   6/5/97                                        9,907,923
   5,000,000   6/12/97                                       4,950,253
  10,000,000   6/19/97                                       9,889,403
   5,000,000   7/17/97                                       4,924,880
   5,000,000   7/24/97                                       4,919,411
  10,000,000   8/14/97                                       9,810,253
   5,000,000   8/21/97                                       4,900,997
                                                            ----------

Total U.S. Treasury Bills (cost $74,207,678)                74,207,678
                                                            ----------

U.S. TREASURY NOTES 11.96%
  10,000,000   5.50%, 9/30/97                                9,994,534
   5,000,000   5.375%, 11/30/97                              4,997,660
                                                            ----------

Total U.S. Treasury Notes (cost $14,992,194)                14,992,194
                                                            ----------

REPURCHASE AGREEMENTS 29.20%
  16,622,990   G. X. Clarke & Co., 5.40%, dated 3/31/97,
               repurchase price $16,625,761, maturing
               4/1/97 (collateralized by
               U.S. Treasury Bills, 1/8/98)                 16,622,990
  20,000,000   HSBC Securities, Inc., 5.58%, dated 3/31/97,
               repurchase price $20,003,333, maturing
               4/1/97 (collateralized by U.S. Treasury
               Notes, 8.875%, 11/15/97)                     20,000,000
                                                            ----------

Total Repurchase Agreements (cost $36,622,990)              36,622,990
                                                            ----------

Total Investments (cost $125,822,862) 100.33%              125,822,862

Liabilities, less Other Assets (0.33)%                       (409,753)
                                                          ------------

NET ASSETS 100.00%                                        $125,413,109
                                                          ============

See notes to financial statements.


STATEMENTS OF ASSETS AND LIABILITIES
March 31, 1997

                                                                                                     SHORT/           U.S.
                                        SMALL CAP                                       FIXED     INTERMEDIATE     GOVERNMENT
                                          VALUE          EQUITY        BALANCED        INCOME     FIXED INCOME     OBLIGATIONS
                                           FUND           FUND           FUND           FUND          FUND            FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments, at value (cost
 $7,151,706, $216,038,372,
 $10,847,867, $75,724,190,
 $20,963,129 and $89,199,872,
 respectively)                          $7,275,897   $259,034,560    $10,835,034    $74,392,477    $20,710,250    $89,199,872
----------------------------------
 Repurchase agreements, at
 value (cost $0, $0, $0, $0, $0 and
 $36,622,990, respectively)                      _              _              _              _              _     36,622,990
----------------------------------
 Receivable for securities sold            129,838              _              _              _              _              _
----------------------------------
 Interest and dividends receivable           9,058        247,215         69,611      1,138,862        322,580         97,682
----------------------------------
 Organizational expenses, net of
 accumulated amortization                    8,056         21,031          4,062         21,031         21,031         21,031
----------------------------------
 Other assets                               20,545         58,710          9,308         24,847         11,524         31,269
----------------------------------     -----------    -----------    -----------    -----------    -----------    -----------
 Total Assets                            7,443,394    259,361,516     10,918,015     75,577,217     21,065,385    125,972,844
----------------------------------     -----------    -----------    -----------    -----------    -----------    -----------
LIABILITIES:
 Payable for securities purchased          237,833              _              _              _              _              _
----------------------------------
 Dividend payable                                _              _              _              _              _        483,704
----------------------------------
 Accrued expenses and other
 liabilities                                32,771        119,539         23,291         45,150         21,339         49,510
----------------------------------
 Accrued investment advisory fee                 _         42,171              _          7,757          1,815         26,521
----------------------------------     -----------    -----------    -----------    -----------    -----------    -----------
 Total Liabilities                         270,604        161,710         23,291         52,907         23,154        559,735
----------------------------------     -----------    -----------    -----------    -----------    -----------    -----------
NET ASSETS                              $7,172,790   $259,199,806    $10,894,724    $75,524,310    $21,042,231   $125,413,109
----------------------------------     ===========    ===========    ===========    ===========    ===========    ===========
NET ASSETS CONSIST OF:
 Capital stock                                   7            189             10             77             22          1,254
----------------------------------
 Paid-in-capital in excess of par        7,007,116    205,553,389     10,858,349     76,801,229     21,625,775    125,427,151
----------------------------------
 Undistributed net investment
 income                                      2,276         28,615          6,107         86,367         22,273          3,984
----------------------------------
 Undistributed net realized gain
 (loss) on investments                      39,200     10,621,425         43,091       (31,650)      (352,960)       (19,280)
----------------------------------
 Net unrealized appreciation
 (depreciation) on investments             124,191     42,996,188       (12,833)    (1,331,713)      (252,879)              _
----------------------------------     -----------    -----------    -----------    -----------    -----------    -----------
 Net Assets                             $7,172,790   $259,199,806    $10,894,724    $75,524,310    $21,042,231   $125,413,109
----------------------------------     ===========    ===========    ===========    ===========    ===========    ===========
CAPITAL STOCK, $0.00001 PAR VALUE
 Authorized                             50,000,000     50,000,000     50,000,000     50,000,000     50,000,000    300,000,000
----------------------------------
 Issued and outstanding                    681,832     18,866,786      1,046,656      7,673,493      2,161,688    125,432,301
----------------------------------
NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE
(NET ASSETS/SHARES OUTSTANDING)             $10.52         $13.74         $10.41          $9.84          $9.73          $1.00
                                            ======         ======         ======         ======         ======         ======
----------------------------------------------------------------------------------------------------------------------------------
See notes to financial statements.



STATEMENTS OF OPERATIONS
For the period from April 1, 1996 to March 31, 1997

                                                                                                     SHORT/           U.S.
                                        SMALL CAP                                       FIXED     INTERMEDIATE     GOVERNMENT
                                          VALUE          EQUITY        BALANCED        INCOME     FIXED INCOME     OBLIGATIONS
                                         FUND<F1>         FUND         FUND<F2>         FUND          FUND            FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest                                $  29,795   $  2,327,953       $107,549     $4,189,361     $1,286,898     $5,549,958
 Dividends                                  77,088      5,533,208         41,032              _              _              _
----------------------------------     -----------    -----------    -----------    -----------    -----------    -----------
                                           106,883      7,861,161        148,581      4,189,361      1,286,898      5,549,958
                                       -----------    -----------    -----------    -----------    -----------    -----------

EXPENSES:
 Fund administration and
   accounting fees                          40,275        490,160         32,604        156,101         43,047        211,701
----------------------------------
 Investment advisory fees                   26,054      1,838,101         25,234        468,303        107,617        264,627
----------------------------------
 Shareholder servicing fees                 15,821         61,069         11,079         34,627         27,063         37,259
----------------------------------
 Federal and state registration fees        15,141         36,667         14,964         17,536         11,772         24,190
----------------------------------
 Professional fees                          11,607         32,494         11,601         17,598         12,169         18,892
----------------------------------
 Administrative services plan fees           1,863         88,829          2,354         28,253          7,276              _
----------------------------------
 Amortization of organization expenses       1,555          6,946            612          6,946          6,946          6,946
----------------------------------
 Custody fees                                  915         73,360            998         23,428          6,457         31,694
----------------------------------
 Pricing fees                                  912          1,997          1,866          4,949          2,856            310
----------------------------------
 Reports to shareholders                       834         48,143            694         15,921          4,562         19,372
----------------------------------
 Directors' fees                                61          9,796             79          3,243            917          3,914
----------------------------------
 Insurance                                       _         10,357              1          3,466          1,024          4,094
----------------------------------
 Other expenses                                339          4,174            344          2,044            969          2,078
----------------------------------     -----------    -----------    -----------    -----------    -----------    -----------
 Total expenses before waiver              115,377      2,702,093        102,430        782,415        232,675        625,077
----------------------------------
 Waiver of expenses                       (74,312)      (149,369)       (63,317)       (86,613)       (23,676)       (15,497)
----------------------------------     -----------    -----------    -----------    -----------    -----------    -----------
 Net Expenses                               41,065      2,552,724         39,113        695,802        208,999        609,580
----------------------------------     -----------    -----------    -----------    -----------    -----------    -----------
NET INVESTMENT INCOME                       65,818      5,308,437        109,468      3,493,559      1,077,899      4,940,378
----------------------------------     -----------    -----------    -----------    -----------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on
 investments                                59,722     20,637,056         43,091        231,327       (64,983)        (3,242)
----------------------------------
 Change in unrealized appreciation
 (depreciation) on investments             124,191      8,274,849       (12,833)    (1,285,148)      (164,132)              _
----------------------------------     -----------    -----------    -----------    -----------    -----------    -----------
 Net Gain (Loss) on Investments            183,913     28,911,905         30,258    (1,053,821)      (229,115)        (3,242)
----------------------------------     -----------    -----------    -----------    -----------    -----------    -----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                 $249,731    $34,220,342       $139,726     $2,439,738     $  848,784     $4,937,136
                                       ===========    ===========    ===========    ===========    ===========    ===========
----------------------------------------------------------------------------------------------------------------------------------

<F1> Commenced operations on June 10, 1996
<F2> Commenced operations on August 6, 1996

See notes to financial statements.



STATEMENTS OF CHANGES IN NET ASSETS


                                                       SMALL CAP                                                    BALANCED
                                                       VALUE FUND                    EQUITY FUND                      FUND
                                                       ----------         ----------------------------------        --------
                                                   JUNE 10, 1996<F1>       YEAR ENDED      APRIL 10, 1995<F1>  AUGUST 6, 1996<F1>
                                                           TO              MARCH 31,               TO                  TO
                                                     MARCH 31, 1997           1997           MARCH 31, 1996      MARCH 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                                $    65,818        $   5,308,437       $   4,439,709       $    109,468
-----------------------------------------
 Net realized gain (loss) on investments                   59,722           20,637,056          14,388,259             43,091
-----------------------------------------
 Change in unrealized appreciation
 (depreciation) on investments                            124,191            8,274,849          18,465,419           (12,833)
-----------------------------------------             -----------          -----------         -----------        -----------
 Net increase in net assets resulting
 from operations                                          249,731           34,220,342          37,293,387            139,726
-----------------------------------------             -----------          -----------         -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                   (65,097)          (5,313,779)         (4,409,736)          (103,973)
-----------------------------------------
 Net capital gains                                       (20,522)         (17,157,052)         (7,246,838)                  _
-----------------------------------------             -----------          -----------         -----------        -----------
 Total distributions                                     (85,619)         (22,470,831)        (11,656,574)          (103,973)
-----------------------------------------             -----------          -----------         -----------        -----------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares                           7,322,097           39,307,623          48,686,735         11,063,418
-----------------------------------------
 Net assets resulting from conversion                           _                    _         161,426,537                  _
-----------------------------------------
 Proceeds from reinvestment of dividends                   85,592           22,427,121          11,645,208            103,947
-----------------------------------------
 Redemption of shares                                   (399,511)         (38,453,262)        (23,306,480)          (308,394)
-----------------------------------------             -----------          -----------         -----------        -----------
 Net increase (decrease) from share transactions        7,008,178           23,281,482         198,452,000         10,858,971
-----------------------------------------             -----------          -----------         -----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 7,172,290           35,030,993         224,088,813         10,894,724
-----------------------------------------
NET ASSETS:
 Beginning of period                                          500          224,168,813              80,000                  _
-----------------------------------------             -----------          -----------         -----------        -----------
 End of period                                         $7,172,790         $259,199,806        $224,168,813        $10,894,724
-----------------------------------------             ===========          ===========         ===========        ===========
 Undistributed net investment income,
 end of period                                         $    2,276         $     28,615        $     31,943        $     6,107
                                                      ===========          ===========         ===========        ===========
-----------------------------------------------------------------------------------------------------------------------------------





                                                              FIXED INCOME FUND             SHORT/INTERMEDIATE FIXED INCOME FUND
                                                      ---------------------------------     ------------------------------------
                                                       YEAR ENDED      APRIL 10, 1995<F1>      YEAR ENDED      APRIL 10, 1995<F1>
                                                       MARCH 31,               TO              MARCH 31,               TO
                                                          1997           MARCH 31, 1996           1997           MARCH 31, 1996
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                               $  3,493,559         $  4,297,993        $  1,077,899       $  1,162,499
-----------------------------------------
 Net realized gain (loss) on investments                  231,327             (75,074)            (64,983)          (109,194)
-----------------------------------------
 Change in unrealized appreciation
 (depreciation) on investments                        (1,285,148)            2,450,307           (164,132)            527,854
-----------------------------------------             -----------          -----------         -----------        -----------
 Net increase in net assets resulting
 from operations                                        2,439,738            6,673,226             848,784          1,581,159
-----------------------------------------             -----------          -----------         -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                (3,598,700)          (4,110,469)         (1,105,302)        (1,116,807)
-----------------------------------------
 Net capital gains                                              _                    _                   _                  _
-----------------------------------------             -----------          -----------         -----------        -----------
 Total distributions                                  (3,598,700)          (4,110,469)         (1,105,302)        (1,116,807)
-----------------------------------------             -----------          -----------         -----------        -----------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares                          12,299,589           15,431,739           4,544,931          5,409,677
-----------------------------------------
 Net assets resulting from conversion                           _           66,377,812                   _         22,125,516
-----------------------------------------
 Proceeds from reinvestment of dividends                3,579,341            4,090,974           1,088,509          1,111,654
-----------------------------------------
 Redemption of shares                                (15,537,577)         (12,122,363)         (6,390,503)        (7,056,387)
-----------------------------------------             -----------          -----------         -----------        -----------
 Net increase (decrease) from share
 transactions                                             341,353           73,778,162           (757,063)         21,590,460
-----------------------------------------             -----------          -----------         -----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (817,609)           76,340,919         (1,013,581)         22,054,812
-----------------------------------------
NET ASSETS:
 Beginning of period                                   76,341,919                1,000          22,055,812              1,000
-----------------------------------------             -----------          -----------         -----------        -----------
 End of period                                        $75,524,310          $76,341,919         $21,042,231        $22,055,812
-----------------------------------------             ===========          ===========         ===========        ===========
 Undistributed net investment income,
 end of period                                        $    86,367          $   189,494         $    22,273        $    47,662
                                                      ===========          ===========         ===========        ===========
----------------------------------------------------------------------------------------------------------------------------------



                                            U.S. GOVERNMENT OBLIGATIONS FUND
                                            ---------------------------------
                                             YEAR ENDED    APRIL 10, 1995<F1>
                                             MARCH 31,             TO
                                                1997         MARCH 31, 1996
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                    $   4,940,378       $   4,440,340
-------------------------------------
 Net realized gain (loss)
 on investments                                 (3,242)                   _
-------------------------------------
 Change in unrealized appreciation
 (depreciation) on investments                        _                   _
-------------------------------------       -----------         -----------
 Net increase in net assets resulting
 from operations                              4,937,136           4,440,340
-------------------------------------       -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                      (4,940,378)         (4,440,340)
-------------------------------------
 Net capital gains                                    _                   _
-------------------------------------
 Total distributions                        (4,940,378)         (4,440,340)
-------------------------------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares               392,817,505         388,060,722
-------------------------------------
 Net assets resulting from conversion                 _          76,094,844
-------------------------------------
 Proceeds from reinvestment
 of dividends                                   443,533           1,141,735
-------------------------------------
 Redemption of shares                     (355,559,420)       (377,600,568)
-------------------------------------      ------------        ------------
 Net increase (decrease) from
 share transactions                          37,701,618          87,696,733
-------------------------------------      ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS      37,698,376          87,696,733
-------------------------------------
NET ASSETS:
 Beginning of period                         87,714,733              18,000
-------------------------------------      ------------        ------------
 End of period                             $125,413,109        $ 87,714,733
-------------------------------------      ============        ============
 Undistributed net investment
 income, end of period                     $      3,984        $      1,970
                                            ===========         ===========
-------------------------------------------------------------------------------

<F1> Commencement of operations

See notes to financial statements.



FINANCIAL HIGHLIGHTS<F1>


                                                     SMALL CAP
                                                    VALUE FUND                              EQUITY FUND
                                                 ----------------      ----------------------------------------------------
                                                JUNE 10, 1996<F2>       YEAR ENDED     APRIL 10, 1995<F2>      JULY 1, 1994
                                                       TO                MARCH 31,             TO                   TO
                                                 MARCH 31, 1997            1997          MARCH 31, 1996        APRIL 9, 1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $10.00              $13.07              $11.39              $10.48
-------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                  0.15                0.30                0.28                0.21
-------------------------------------
 Net realized and unrealized gains
   (losses) on investments                              0.58                1.63                2.13                1.48
-------------------------------------                  -----               -----               -----               -----
 Total from investment operations                       0.73                1.93                2.41                1.69
-------------------------------------                  -----               -----               -----               -----
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income                   0.15                0.30                0.28                0.22
-------------------------------------
 Distributions from capital gains                       0.06                0.96                0.45                0.56
-------------------------------------                  -----               -----               -----               -----
 Total distributions                                    0.21                1.26                0.73                0.78
-------------------------------------                  -----               -----               -----               -----
NET ASSET VALUE, END OF PERIOD                        $10.52              $13.74              $13.07              $11.39
                                                      ======              ======              ======              ======
TOTAL RETURN<F3>                                       7.30%              14.99%              21.52%              16.48%
-------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)                     $7,173            $259,200            $224,169            $161,323
-------------------------------------
 Ratio of net expenses to average
   net assets<F4>                                      1.34%               1.04%               0.99%               1.03%
-------------------------------------
 Ratio of net investment income to
   average net assets<F4>                              2.15%               2.17%               2.32%               2.50%
-------------------------------------
 Ratio of net expenses to average
   net assets<F4><F5>                                  3.76%               1.10%               1.07%               1.62%
-------------------------------------
 Ratio of net investment income to
   average net assets<F4><F5>                        (0.27)%               2.11%               2.24%               1.91%
-------------------------------------
 Portfolio turnover rate<F3>                           7.45%              25.66%              26.60%              14.36%
-------------------------------------
 Average commission rate paid on
   portfolio investment transactions<F6>             $0.0662             $0.0677                 N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------------------




                                                                                             BALANCED
                                                         EQUITY FUND (CONT'D.)                 FUND
                                                   ---------------------------------     -----------------
                                                    YEAR ENDED         DEC. 13, 1992    AUGUST 6, 1996<F2>
                                                     JUNE 30,               TO                  TO
                                                       1994            JUNE 30, 1993      MARCH 31, 1997
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $10.55              $10.00              $10.00
------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                  0.20                0.11                0.21
------------------------------------
 Net realized and unrealized gains
   (losses) on investments                              0.15                0.54                0.40
------------------------------------                 -------             -------             -------
 Total from investment operations                       0.35                0.65                0.61
------------------------------------                 -------             -------             -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income                   0.20                0.10                0.20
------------------------------------
 Distributions from capital gains                       0.22                   _                   _
------------------------------------                 -------             -------             -------
 Total distributions                                    0.42                0.10                0.20
------------------------------------                 -------             -------             -------
NET ASSET VALUE, END OF PERIOD                        $10.48              $10.55              $10.41
                                                     =======             =======             =======
TOTAL RETURN<F3>                                       3.34%               6.55%               6.14%
------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)                   $129,381            $111,059             $10,895
------------------------------------
 Ratio of net expenses to average
   net assets<F4>                                      1.04%               1.01%               1.16%
------------------------------------
 Ratio of net investment income to
   average net assets<F4>                              1.93%               1.90%               3.25%
------------------------------------
 Ratio of net expenses to average
   net assets<F4><F5>                                  1.54%               1.32%               3.04%
------------------------------------
 Ratio of net investment income to
   average net assets<F4><F5>                          1.43%               1.59%               1.37%
------------------------------------
 Portfolio turnover rate<F3>                          15.86%               4.94%               5.92%
------------------------------------
 Average commission rate paid on
   portfolio investment transactions<F6>                 N/A                 N/A             $0.0686
-------------------------------------------------------------------------------------------------------------




                                                                               FIXED INCOME FUND
                                               ----------------------------------------------------------------------------------
                                               YEAR ENDED    APRIL 10, 1995<F2>  JULY 1, 1994       YEAR ENDED      DEC. 13, 1992
                                                MARCH 31,            TO               TO             JUNE 30,            TO
                                                  1997         MARCH 31, 1996    APRIL 9, 1995         1994         JUNE 30, 1993
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $10.00           $ 9.63             $9.58           $10.49            $10.00
------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                             0.45             0.59              0.51             0.67              0.39
------------------------------------
 Net realized and unrealized gains
   (losses) on investments                       (0.15)             0.35              0.07           (0.88)              0.47
------------------------------------             ------           ------            ------           ------            ------
 Total from investment operations                  0.30             0.94              0.58           (0.21)              0.86
------------------------------------             ------           ------            ------           ------            ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income              0.46             0.57              0.53             0.67              0.37
------------------------------------
 Distributions from capital gains                     _                _                 _             0.03                 _
------------------------------------             ------           ------            ------           ------            ------
 Total distributions                               0.46             0.57              0.53             0.70              0.37
------------------------------------             ------           ------            ------           ------            ------
NET ASSET VALUE, END OF PERIOD                   $ 9.84           $10.00             $9.63           $ 9.58            $10.49
                                                 ======           ======            ======           ======            ======
TOTAL RETURN<F3>                                  3.06%            9.79%             6.35%          (2.29)%             8.72%
------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)               $75,524          $76,342           $66,488          $61,714           $59,178
------------------------------------
 Ratio of net expenses to average
   net assets<F4>                                 0.89%            0.83%             0.87%            0.86%             0.79%
------------------------------------
 Ratio of net investment income to
   average net assets<F4>                         4.48%            5.94%             6.98%            6.52%             6.89%
------------------------------------
 Ratio of net expenses to average
   net assets<F4><F5>                             1.00%            0.96%             1.51%            1.41%             1.19%
------------------------------------
 Ratio of net investment income to
   average net assets<F4><F5>                     4.37%            5.81%             6.34%            5.97%             6.49%
------------------------------------
 Portfolio turnover rate<F3>                     12.66%           37.35%             7.04%           13.09%             2.62%
------------------------------------
 Average commission rate paid on
   portfolio investment transactions<F6>              _              N/A               N/A              N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------

<F1>  Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2>  Commencement of operations
<F3>  Not annualized
<F4>  Annualized
<F5>  During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F6>  Required by regulations first effective for the fiscal year ended March 31, 1997

See notes to financial statements.



FINANCIAL HIGHLIGHTS<F1> (CONTINUED)

                                                                      SHORT/INTERMEDIATE FIXED INCOME FUND
                                               ----------------------------------------------------------------------------------
                                               YEAR ENDED    APRIL 10, 1995<F2>  JULY 1, 1994       YEAR ENDED      DEC. 13, 1992
                                                MARCH 31,            TO               TO             JUNE 30             TO
                                                  1997         MARCH 31, 1996    APRIL 9, 1995         1994         JUNE 30, 1993
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $9.85            $9.66             $9.62           $10.18            $10.00
------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                             0.49             0.52              0.42             0.55              0.33
------------------------------------
 Net realized and unrealized gains
   (losses) on investments                       (0.10)             0.17              0.05           (0.56)              0.16
------------------------------------             ------           ------            ------           ------            ------
 Total from investment operations                  0.39             0.69              0.47           (0.01)              0.49
------------------------------------             ------           ------            ------           ------            ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income              0.51             0.50              0.43             0.55              0.31
------------------------------------
 Distributions from capital gains                     _                _                 _                _                 _
------------------------------------             ------           ------            ------           ------            ------
 Total distributions                               0.51             0.50              0.43             0.55              0.31
------------------------------------             ------           ------            ------           ------            ------
NET ASSET VALUE, END OF PERIOD                    $9.73            $9.85             $9.66           $ 9.62            $10.18
                                                 ======           ======            ======           ======            ======
TOTAL RETURN<F3>                                  4.00%            7.24%             5.05%          (0.22)%             5.00%
------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)               $21,042          $22,056           $22,130          $21,938           $24,581
------------------------------------
 Ratio of net expenses to average
   net assets<F4>                                 0.97%            0.89%             0.88%            0.83%             0.79%
------------------------------------
 Ratio of net investment income to
   average net assets<F4>                         5.01%            5.34%             5.63%            5.44%             5.91%
------------------------------------
 Ratio of net expenses to average
   net assets<F4><F5>                             1.08%            1.02%             1.51%            1.38%             1.19%
------------------------------------
 Ratio of net investment income to
   average net assets<F4><F5>                     4.90%            5.21%             5.00%            4.89%             5.51%
------------------------------------
 Portfolio turnover rate<F3>                      4.73%           41.45%             9.93%           20.52%            15.58%
 ------------------------------------
Average commission rate paid on
   portfolio investment transactions<F6>              _              N/A               N/A              N/A               N/A
---------------------------------------------------------------------------------------------------------------------------------




                                                                   U.S. GOVERNMENT OBLIGATIONS FUND
                                     -------------------------------------------------------------------------------------------
                                     YEAR ENDED APRIL 10, 1995<F2>     JULY 1, 1994    YEAR ENDED     YEAR ENDED    DEC. 4, 1991
                                      MARCH 31,         TO                  TO          JUNE 30,       JUNE 30,          TO
                                        1997      MARCH 31, 1996       APRIL 9, 1995      1994           1993       JUNE 30, 1992
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $1.00          $1.00               $1.00          $1.00          $1.00          $1.00
-------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                   0.05           0.05                0.04           0.03           0.03           0.02
-------------------------------------
 Net realized and unrealized gains
   (losses) on investments                  _              _                   _              _              _              _
-------------------------------------  ------         ------              ------         ------         ------         ------
 Total from investment operations        0.05           0.05                0.04           0.03           0.03           0.02
-------------------------------------  ------         ------              ------         ------         ------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment
   income                                 0.05           0.05                0.04           0.03           0.03           0.02
-------------------------------------
 Distributions from capital gains           _              _                   _              _              _              _
-------------------------------------  ------         ------              ------         ------         ------         ------
 Total distributions                     0.05           0.05                0.04           0.03           0.03           0.02
-------------------------------------  ------         ------              ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD          $1.00          $1.00               $1.00          $1.00          $1.00          $1.00
                                       ======         ======              ======         ======         ======         ======
TOTAL RETURN<F3>                        4.76%          5.14%               3.51%          2.74%          2.72%          2.15%
-------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)    $125,413        $87,715             $76,105        $89,195        $91,785        $81,152
-------------------------------------
 Ratio of net expenses to
   average net assets<F4>               0.58%          0.54%               0.63%          0.60%          0.61%          0.46%
-------------------------------------
 Ratio of net investment income
   to average net assets<F4>            4.66%          5.12%               4.46%          2.68%          2.67%          3.65%
-------------------------------------
 Ratio of net expenses to
   average net assets<F4><F5>           0.59%          0.59%               1.23%          1.13%          0.96%          0.98%
-------------------------------------
 Ratio of net investment income
   to average net assets<F4><F5>        4.65%          5.07%               3.86%          2.15%          2.32%          3.13%
-------------------------------------
 Portfolio turnover rate<F3>                _              _                   _              _              _              _
-------------------------------------
 Average commission rate paid on
   portfolio investment
   transactions<F6>                         _            N/A                 N/A            N/A            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------

<F1>  Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2>  Commencement of operations
<F3>  Not annualized
<F4>  Annualized
<F5>  During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F6>  Required by regulations first effective for the fiscal year ended March 31, 1997

See notes to financial statements.


NOTES TO FINANCIAL STATEMENTS
March 31, 1997

1.   ORGANIZATION

First Omaha Funds, Inc. (the "Company") was organized in October, 1994 as a Nebraska corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 1997, the only series presently authorized are the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fixed Income Fund and the U.S. Government Obligations Fund (individually referred to as a "Fund" and collectively as the "Funds").

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

(A)  INVESTMENT VALUATION

Securities traded over-the-counter or on a national securities exchange are valued on the basis of market value in their principal and most representative market. Securities where the principal and most representative market is a national securities exchange are valued at the latest reported sale price on such exchange. Exchange-traded securities for which there were no transactions are valued at the latest reported bid price.

Securities traded on only over-the-counter markets are valued at the latest bid price. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review by the Funds' investment adviser, First National Bank of Omaha (the "Adviser"), and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by the Adviser under the supervision of the Board of Directors.

Pursuant to Rule 2a-7 of the 1940 Act, investments of the U.S. Government Obligations Fund are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest, approximates market value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Fund may not (i) purchase any instrument with a remaining maturity greater than 13 months unless such investment is subject to a demand feature, or (ii) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

(B)  REPURCHASE AGREEMENTS

The Funds may acquire repurchase agreements from financial institutions such as banks and broker/dealers which the Adviser deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

(C)  ORGANIZATION COSTS

Costs incurred by the Funds in connection with their organization, registration and the initial public offering of shares have been deferred and will be amortized on a straight-line basis over a period of five years from the date upon which the Funds commenced their investment activities. Organization costs have been allocated equally among the respective Funds or by specific identification, as applicable. If any of the original shares of a Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Fund being redeemed by the total number of original shares outstanding at the time of redemption.

(D)  EXPENSES

The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are typically allocated among the portfolios in proportion to their respective net assets.

(E)  DISTRIBUTIONS TO SHAREHOLDERS

The U.S. Government Obligations Fund declares dividends of net investment income daily. The remaining Funds declare dividends monthly; all of the Funds pay dividends of net investment income monthly. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at March 31, 1997, reclassifications were recorded to increase undistributed net investment income and decrease paid-in capital in excess of par by $1,555, $2,014, $612, $2,014, $2,014 and $2,014 for
the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fixed Income Fund and the U.S. Government Obligations Fund, respectively.

(F)  FEDERAL INCOME TAXES

Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of the income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

As of March 31, 1997, each of the Fixed Income Fund, Short/Intermediate Fixed Income Fund and U.S. Government Obligations Fund had a federal income tax capital loss carryforward of $31,650, $343,978 and $16,038, respectively. The entire federal income tax loss carryforward for the Fixed Income Fund expires in 2004. The $343,978 federal income tax loss carryforward for the Short/Intermediate Fixed Income Fund expires as follows: $31,092 in 2002, $147,691 in 2003, $109,194 in 2004 and $56,001 in 2005. The entire federal income tax loss carryforward for the U.S. Government Obligations Fund expires in 2003. It is management's intention to make no distribution of any future realized capital gains until the federal income tax loss carryforwards are exhausted.

(G)  USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

(H)  OTHER

Investment transactions are accounted for on the trade date plus one. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Original issue discount is amortized over the expected life of each applicable security.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
March 31, 1997

3.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Funds have an agreement with the Adviser to furnish investment advisory services to the Funds. Under the terms of this agreement, the Funds will pay the Adviser a monthly fee at the annual rate of the following percentages on average daily net assets: 0.85% for the Small Cap Value Fund, 0.75% for the Equity Fund, 0.75% for the Balanced Fund, 0.60% for the Fixed Income Fund, 0.50% for the Short/Intermediate Fixed Income Fund and 0.25% for the U.S. Government Obligations Fund. Advisory fees of $25,647, $25,234, $39,046 and $10,762 were waived in the Small Cap Value Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fixed Income Fund, respectively.

First National Bank of Omaha also serves as custodian and transfer agent for each of the Funds. The custodian receives compensation from each of the Funds for such services in an amount equal to a fee, computed daily and payable monthly, at an annual rate of 0.03% of each Fund's average daily net assets. Custody fees of $915, $73,360, $998, $23,428 and $6,457 were waived in the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fixed Income Fund, respectively. The transfer agent also receives compensation from each of the Funds for such services. Transfer agent fees of $10,125 and $6,000 were waived in the Small Cap Value Fund and the Balanced Fund, respectively.

Sunstone Financial Group, Inc. (the "Administrator") acts as Administrator for each of the Funds. As compensation for its administrative and fund accounting services and the assumption of certain administrative expenses, the Administrator is entitled to a fee, computed daily and payable monthly, at an annual rate of 0.20% of each Fund's average daily net assets. The Small Cap Value Fund and the Balanced Fund are each subject to a $50,000 minimum annual fee. Administrative fees of $35,762, $36,394, $28,731, $11,626, $3,226 and
$15,497 were waived in the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fixed Income Fund and the U.S. Government Obligations Fund, respectively.

The Administrator may periodically volunteer to reduce all or a portion of its administrative fee with respect to one or more Funds. These waivers may be terminated at any time at the Administrator's discretion. The Administrator may not seek reimbursement of such voluntarily reduced fees at a later date. The reduction of such fee will cause the yield of that Fund to be higher than it would be in the absence of such reduction.

Sunstone Distribution Services, LLC (the "Distributor") acts as Distributor for each of the Funds. The Distributor receives no compensation from the Funds under its Distribution Agreement with the Company, but may receive compensation under the Distribution and Service Plan.

4.   DISTRIBUTION AND SERVICE PLAN

Pursuant to Rule 12b-1 under the 1940 Act, the Company has adopted a Distribution and Service Plan (the "Plan"), under which each Fund is authorized to pay a periodic amount representing distribution expenses calculated at an annual rate not to exceed 0.25% of the average daily net assets of that Fund. Such amount may be used to pay banks, broker/dealers and other institutions, which may include the Adviser, its correspondent and affiliated banks and the Distributor (each a "Participating Organization") for distribution and/or shareholder service assistance pursuant to an agreement between the Distributor and the Participating Organization. As of March 31, 1997, there are no 12b-1 Agreements with any Participating Organizations.

5.   ADMINISTRATIVE SERVICES PLAN

The Company has adopted an Administrative Services Plan pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include the Adviser, its correspondent and affiliated banks and the Administrator (each a "Service Organization"). Such Service Organizations agree to provide certain ministerial, record keeping and/or administrative support services for their customers or account holders who are the beneficial or record owner of shares of that Fund. In consideration for such services, a Service Organization receives a fee from a Fund, computed daily and paid monthly at an annual rate of up to 0.25% of the average daily net asset value of shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services. Effective November 1, 1996, the Company entered into an agreement under the Plan with the Adviser at an annual rate of 0.10% of the average daily net assets serviced for each of the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fixed Income Fund. For the period ended March 31, 1997, fees of $1,863, $88,829, $2,354, $28,253 and $7,276 were accrued under this agreement, respectively. Fees of $1,863, $39,615, $2,354, $12,513 and $3,231 were waived by the Adviser, respectively.

6.   CAPITAL STOCK

The Funds are authorized to issue a total of 1,000,000,000 shares of common stock in series with a par value of $0.00001 per share. The Board of Directors is empowered to issue other series of the Company's shares without shareholder approval.

Each share of stock will have a pro rata interest in the assets of the Fund to which the stock of that series relates and will have no interest in the assets of any other Fund.

Transactions in shares of the Funds for the period ended March 31, 1997 were as follows:

                                                                                                    SHORT/            U.S.
                                       SMALL CAP                                    FIXED        INTERMEDIATE     GOVERNMENT
                                         VALUE        EQUITY       BALANCED        INCOME        FIXED INCOME    OBLIGATIONS
                                         FUND          FUND          FUND           FUND             FUND            FUND
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                             711,381      2,887,017     1,065,983       1,233,635        462,034       392,817,505
--------------------------------
Shares issued to holders
   in reinvestment of dividends           8,181      1,648,351         9,941         360,215        111,068           443,533
--------------------------------
Shares redeemed                        (37,780)    (2,817,814)      (29,268)     (1,554,091)      (649,910)     (355,559,420)
--------------------------------       --------    -----------     ---------     -----------      ---------     -------------
Net increase (decrease)                 681,782      1,717,554     1,046,656          39,759       (76,808)        37,701,618
                                       ========    ===========     =========     ===========      =========     =============
---------------------------------------------------------------------------------------------------------------------------------


Transactions in shares of the Funds for the period from April
10, 1995 to March 31, 1996 were as follows:

                                                                                                    SHORT/           U.S.
                                       SMALL CAP                                    FIXED        INTERMEDIATE     GOVERNMENT
                                         VALUE        EQUITY       BALANCED        INCOME        FIXED INCOME    OBLIGATIONS
                                         FUND          FUND          FUND           FUND             FUND            FUND
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                50        3,883,570          _         1,516,636         544,882       388,063,353
--------------------------------
Shares issued in conversion                 _       14,178,204          _         6,894,181       2,290,324        76,107,938
--------------------------------
Shares issued to holders
   in reinvestment of dividends             _          919,982          _           403,885         112,230         1,141,960
--------------------------------
Shares redeemed                             _      (1,839,548)          _       (1,181,072)       (709,044)     (377,600,568)
--------------------------------          ---      -----------        ---       -----------      ----------     -------------
Net increase                               50       17,142,208          _         7,633,630       2,238,392        87,712,683
                                          ===      ===========        ===       ===========      ==========     =============
---------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
March 31, 1997

7.   INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the period ended March 31, 1997 were as follows:

                                                                                                    SHORT/           U.S.
                                       SMALL CAP                                    FIXED        INTERMEDIATE     GOVERNMENT
                                         VALUE        EQUITY       BALANCED        INCOME        FIXED INCOME    OBLIGATIONS
                                         FUND          FUND          FUND           FUND             FUND            FUND
---------------------------------------------------------------------------------------------------------------------------------
Purchases
   U.S. Government                           _              _     $2,715,793              _               _            _
   Other                            $6,495,429    $51,808,417      7,249,060    $12,242,468      $  977,540            _
---------------------------------
Sales
   U.S. Government                           _              _              _      6,011,321         598,961            _
   Other                               224,663     51,011,056        248,022      3,398,150       1,380,000            _
---------------------------------------------------------------------------------------------------------------------------------



As of March 31, 1997, gross unrealized appreciation and depreciation of investments were as follows:


                                                                                                    SHORT/           U.S.
                                       SMALL CAP                                    FIXED        INTERMEDIATE     GOVERNMENT
                                         VALUE        EQUITY       BALANCED        INCOME        FIXED INCOME    OBLIGATIONS
                                         FUND          FUND          FUND           FUND             FUND            FUND
---------------------------------------------------------------------------------------------------------------------------------
Appreciation                         $ 306,539    $45,524,476      $ 257,169   $    772,393      $  113,504            _
-----------------------------------
(Depreciation)                       (182,348)    (2,528,288)      (270,002)    (2,104,106)       (366,383)            _
-----------------------------------  ---------    -----------      ---------    -----------      ----------          -----
Net appreciation
   (depreciation) on investments     $ 124,191    $42,996,188      $(12,833)   $(1,331,713)      $(252,879)            _
                                     =========    ===========      =========    ===========      ==========          =====
---------------------------------------------------------------------------------------------------------------------------------

As of March 31, 1997, the cost of investments for federal income tax purposes is substantially the same as for financial statement purposes.

For the period ended March 31, 1997, 100%, 100% and 37% of dividends paid from net investment income, excluding short-term capital gains, qualifies for the dividends received deduction available to corporate shareholders of the Small Cap Value Fund, the Equity Fund and the Balanced Fund, respectively.


INDEPENDENT AUDITORS' REPORT

To the Shareholders and
Board of Directors of
First Omaha Funds, Inc.

We have audited the accompanying statements of assets and liabilities of First Omaha Funds, Inc. (comprised, respectively, of the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fixed Income Fund and the U.S. Government Obligations Fund; collectively, the "Funds"), including the schedules of portfolio investments as of March 31, 1997, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 1997, the results of their operations, changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                   KPMG Peat Marwick LLP

Omaha, Nebraska
April 11, 1997



INVESTMENT ADVISER AND CUSTODIAN
First National Bank of Omaha
Attention: Trust Division
One First National Center
Omaha, Nebraska 68102

ADMINISTRATOR
Sunstone Financial Group, Inc.
207 E. Buffalo St., Suite 400
Milwaukee, Wisconsin 53202

DISTRIBUTOR
Sunstone Distribution Services, LLC
207 E. Buffalo St., Suite 400
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
Cline, Williams, Wright, Johnson & Oldfather
13th & M Streets
Lincoln, Nebraska 68508

AUDITORS
KPMG Peat Marwick LLP
Two Central Park Plaza, Suite 1501
Omaha, Nebraska 68102




This report has been prepared for the general information of First Omaha Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective First Omaha prospectus. The prospectus contains more complete information about First Omaha Funds' investment objectives, management fees and expenses, risks and operating policies. Please read the prospectus carefully before investing or sending money.



  For more INFORMATION
  call 1-800-OMAHA-03
  or write to:
  First Omaha Funds
  P.O. Box 419022
  Kansas City, Missouri 64141-6022